New Frontier Media Reports Fourth
                         Consecutive Profitable Quarter

BOULDER, COLORADO, February 5, 2004 -- New Frontier Media, Inc. (Nasdaq: NOOF), a leader in the electronic distribution of adult entertainment, announced fiscal 2004 third quarter results for the quarter ended December 31, 2003. The Company reported net income for the quarter of $2.7 million, or $0.12 cents per fully diluted common share, as compared to a net loss of $5.9 million, or $0.28 per fully diluted common share for the quarter a year ago. Net revenue for the current year quarter was $10.8 million compared to $8.6 million for the quarter a year ago, representing an increase of 26%.

The Company reported EBITDA (earnings before interest, taxes, depreciation and non-content related amortization) of $3.7 million for the quarter ended December 31, 2003, as compared to $1.0 million for the quarter ended December 31, 2002, determined prior to restructuring charges of $0.5 million related to the Internet Group.

"We continue to be pleased with how our fiscal 2004 year is progressing", said Michael Weiner, Chief Executive Officer of New Frontier Media, Inc. "We are reporting our fourth consecutive quarter of profits and remain on track to meet our guidance for the full fiscal year."

PAY TV
The Company's Subscription/PPV TV Group ("Pay TV Group") reported revenue of $10.0 million for the quarter ended December 31, 2003, as compared to $6.8 million for the quarter ended December 31, 2002, which represents an increase of 47%. Of this, revenue from the Pay TV Group's Cable/DBS/Hotel services increased 72% from $5.0 million for the quarter ended December 31, 2002 to $8.6 million for the quarter ended December 31, 2003. This increase in Cable/DBS/Hotel revenue is related to an increase in the distribution of the Pay TV Group's video-on-demand ("VOD") service. The Pay TV Group's VOD service, branded as TEN*On Demand, is now distributed to 8.9 million VOD enabled cable households and 900,000 hotel rooms in the U.S.

Revenue from the Pay TV Group's C-Band services declined 22% to $1.4 million for the quarter ended December 31, 2003, from $1.8 million for the quarter a year ago. This market continues to be profitable for the Pay TV Group, but management is monitoring the margins closely as the consumer market continues to migrate away from this platform. To this effort, at the end of January 2004, the Pay TV Group discontinued one of its C-Band services, TEN*BluePlus, thereby saving on uplink and transponder costs for this network.

EBITDA for the Pay TV Group was $4.8 million for the quarter ended December 31, 2003, as compared to EBITDA of $1.9 million for the quarter ended December 31, 2002. Gross margin for the Pay TV Group increased from 47% for the quarter a year ago to 61% for the quarter ended December 31, 2003. Operating expenses declined from 26% of net revenue for the quarter ended December 31, 2002 to 18% for the quarter ended December 31, 2003, as overall operating expenses remained flat at $1.8 million for both quarters ended December 31, 2003 and 2002, respectively.

INTERNET GROUP
The Company's Internet Group reported net revenue of $0.8 million for the quarter ended December 31, 2003, as compared to $1.8 million for the quarter ended December 31, 2002, representing a decrease of 56%. Gross margin for the Internet Group increased to 57% for the current year quarter from 53% for the quarter a year ago. EBITDA for the Internet Group was $0.2 million for the quarter ended December 31, 2003 as compared to EBITDA of $0.4 million for the quarter ended December 31, 2002, representing a decrease of 50%. EBITDA was determined before restructuring charges of $0.5 million for the quarter ended December 31, 2002.

CORPORATE ADMINISTRATION EXPENSES
Corporate administration expenses were $1.3 million for both quarters ended December 31, 2003 and 2002, respectively.

FUTURE OUTLOOK

The Company reaffirms its guidance for the fiscal year ended March 31, 2004 as revenue of $40 - 43 million and net income of $9 - 11 million, or $0.39 - $0.49 cents per share.

CONFERENCE CALL INFORMATION
New Frontier Media, Inc. will be conducting its conference call and web cast to discuss earnings today at 4:15 p.m. Eastern Time. The participant phone number for the conference call is (800)-366-7417. To participate in the web cast please log on to www.noof.com and click on Investor Relations and then Webcasts & Events. A replay of the conference call will be available for seven days after 5:15 p.m. Eastern Time on February 5th at (800)-405-2236, access code 568771. The replay will also be archived for twelve months on the Corporate web site at www.noof.com. This press release can be found on the Company's corporate web site, www.noof.com, under Investor Relations/News Releases.

This news release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements are based on current expectations, estimates and projections made by management. The Company intends for the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements. Words such as "anticipates", "expects", "intends", "plans", "believes", "seeks", "estimates", or variations of such words are intended to identify such forward-looking statements. All statements related to remaining on track to meet our guidance for the full fiscal year and the outcome of any contingencies are forward-looking statements. All forward-looking statements made in this press release are made as of the date hereof, and the company assumes no obligation to update the forward-looking statements included in this news release whether as a result of new information, future events, or otherwise. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by any forward-looking statements. Please refer to the Company's Form 10-K and other filings with the SEC for additional information regarding risks and uncertainties, including, but not limited to, the risk factors listed from time to time in such SEC reports. Copies of these filings are available through the SEC's electronic data gathering analysis and retrieval system (EDGAR) at www.sec.gov.

ABOUT NEW FRONTIER MEDIA, INC.
New Frontier Media, Inc. is a leading distributor of adult entertainment via electronic platforms. The Company delivers the most extensive lineup of quality programming over the broadest range of electronic means including cable, satellite, Broadband and video-on-demand.

The Erotic Networks(TM), the umbrella brand for the Company's subscription and pay television subsidiary, provides pay-per-view, video-on-demand, and subscription TV networks and services to over 58 million cable, DBS (direct broadcast satellite) and C-band households throughout North America. The Erotic Networks(TM) include Pleasure(TM), TEN(TM), TEN*Clips(TM), TEN*Xtsy(TM), TEN*Blue(TM), TEN*Blox(TM), TEN*Max(TM) and TEN*On Demand(TM). These networks and services represent the widest variety of editing standards available and are programmed without duplication to offer the most extensive selection of adult network programming under a single corporate umbrella.

For more information contact Karyn Miller, Chief Financial Officer, at (303) 444-0900, extension 102, and please visit our web site at www.noof.com.

Consolidated Operating Results
(in '000's except per share amounts)


                                                     (UNAUDITED)                            (UNAUDITED)
                                                    Quarter Ended                        Nine Months Ended
                                                       December                               December
                                                 2003           2002                    2003             2002

Revenue                                          $10,779         $8,590                  $31,778         $27,467

Cost of Sales                                     (4,220)        (4,413)                 (12,407)        (14,141)
                                             ------------   ------------            -------------    ------------

Gross Profit                                       6,559          4,177                   19,371          13,326

Operating Expenses                                (3,553)        (4,439)                 (10,970)        (19,231)
                                             ------------   ------------            -------------    ------------

Operating Income (Loss)                            3,006           (262)                   8,401          (5,905)

Other Expense                                       (276)          (420)                    (815)         (1,437)
                                             ------------   ------------            -------------    ------------

Net Income (Loss) Before Taxes                    $2,730          ($682)                  $7,586         ($7,342)

Provision for income taxes                             0         (5,266)                      (2)         (5,266)
                                             ------------   ------------            -------------    ------------

Net Income (Loss)                                 $2,730        ($5,948)                  $7,584        ($12,608)
                                             ============   ============            =============    ============

Basic Income (Loss) Per Share                      $0.13         ($0.28)                   $0.38          ($0.59)
                                             ============   ============            =============    ============

Diluted Income (Loss) Per Share                    $0.12         ($0.28)                   $0.35          ($0.59)
                                             ============   ============            =============    ============

Basic shares outstanding                          20,603         21,323                   19,998          21,302
                                             ============   ============            =============    ============

Diluted shares outstanding                        22,590         21,323                   21,706          21,302
                                             ============   ============            =============    ============


Reconciliation of Net Income (Loss) to EBITDA as reported


                                                      (UNAUDITED)                                 (UNAUDITED)
                                                     Quarter Ended                              Nine Months Ended
                                                      December 31,                                 December 31,
                                             2003                      2002             2003                     2002

Net Income (Loss)                                 $2,730            ($5,948)                  $7,584         ($12,608)

Adjustments:
              Dep'n and Amort.(1)                    541                749                    1,598            2,725
              Interest Expense                       416                432                    1,086            1,370
              Interest Income                        (10)               (13)                     (29)             (52)
              Income Taxes                             0              5,267                        2            5,267
              Loss on non-cash write off               0                  0                        0              118
              Restructuring/Impair.                    0                549                       72            4,267
                                             ------------       ------------            -------------     ------------

EBITDA as reported                                $3,677             $1,036                  $10,313           $1,087
                                             ============       ============            =============     ============


(1) Amortization excludes amortization of content licenses

The Condensed Statement of Operations should be read in conjunction with the Company's Form 10Q, 10-K and other fiilings with the Securities and Exchange Commission. To obtain a copy please contact New Frontier Media, Inc.

Consolidated Balance Sheet
(in 000s)


                                                                      (Unaudited)
                                                                      December 31       March 31,
                                                                      2003              2003
CURRENT ASSETS:
              Cash and cash equivalents                                   $12,583             $4,264
              Accounts receivable, net                                      7,013              5,680
              Prepaid expenses                                                456                610
              Other                                                           769                452

                                                                      ------------      -------------
                          TOTAL CURRENT ASSETS                             20,821             11,006
                                                                      ------------      -------------

FURNITURE AND EQUIPMENT, net                                                3,381              3,951
                                                                      ------------      -------------

OTHER ASSETS:
              Prepaid distribution rights, net                             12,067             11,520
              Goodwill                                                      3,743              3,743
              Other identifiable intangible assets, net                       420              1,124
              Deposits                                                        185                567
              Other                                                           619              3,114

                                                                      ------------      -------------
                          TOTAL OTHER ASSETS                               17,034             20,068
                                                                      ------------      -------------

TOTAL ASSETS                                                              $41,236            $35,025
                                                                      ============      =============

CURRENT LIABILITIES:
              Accounts payable                                             $2,297             $2,606
              Current portion of capital lease obligations                    486                996
              Deferred revenue                                              1,282              2,223
              Accrued restructuring expense                                 1,029              1,304
              Note Payable                                                  1,170                  0
              Accrued Compensation                                          1,098                478
              Other accrued liabilities                                     1,054                747

                                                                      ------------      -------------
                          TOTAL CURRENT LIABILITIES                         8,416              8,354
                                                                      ------------      -------------

LONG TERM LIABILITIES:
              Obligations under capital lease, net of
                          current portion                                     220                465
              Note Payable, net of current portion                            360                  0
              Redeemable preferred stock                                        0              3,750

                                                                      ------------      -------------
                          TOTAL LONG-TERM LIABILITIES                         580              4,215
                                                                      ------------      -------------

                                                                      ------------      -------------
                                      TOTAL LIABILITIES                     8,996             12,569
                                                                      ------------      -------------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
              Common stock                                                      2                  2
              Additional paid-in capital                                   48,143             45,943
              Accumulated deficit                                         (15,905)           (23,489)

                                                                      ------------      -------------
                          TOTAL SHAREHOLDERS' EQUITY                       32,240             22,456
                                                                      ------------      -------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                $41,236            $35,025
                                                                      ============      =============


